UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant   [ X ]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement        [   ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14(a) - 6(e) (2))
[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Under Section 240.14a-12

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a - 6(i)(1), 14(a)-6
(i)(2) and 0- 11(c)(1)(ii) or Item22(a)(2) of Schedule 14A,

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)  Amount previously paid
(2)  Form, Schedule or Registration Statement Number:
(3)  Filing Party:
(4)  Date filed:

(LOGO)

April 23, 2001

Dear Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Highland Holdings International, Inc. (the "Company") to be held at 6PM Eastern Daylight Time on Monday the 25th of June at the offices of Beckman and Milman 116 John Street New York, New York 10038.

     At the Annual Meeting, three persons will be elected to the Board of Directors. The Company will also seek Stockholder consideration and approval of
(i) an increase in the authorized common shares of the Company from 20 million to 50 million. In addition, the Company will ask the stockholders to discuss and approve a change in the corporate name and to ratify the selection of Kabani & Company, Inc. as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may way properly come before the Annual Meeting.

     We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged promptly to complete, sign, date and return the enclosed proxy card in accordance with the instructions west forth on the card. This will ensure your proper representation at the Annual Meeting.

Sincerely,

/s/ John Demoleas
-----------------
John Demoleas
President



                             YOUR VOTE IS IMPORTANT
                        PLEASE RETURN YOUR PROXY PROMPTLY

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To be Held June 25, 2001


To the Stockholders of Highland Holdings International, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Highland Holdings International, Inc., a Delaware corporation (the "Company"), will be held on Monday June 25, 2001 at the offices of Beckman & Milman 116 John Street New York, New York 10038 at 6:00p.m. Eastern Daylight Time for the following purposes.

     1.   To elect three directors for a term of one year.

     2. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase by 30 million shares from 20 million to 50 million shares, the number of shares of the Company's authorized Common Stock.

     3. To consider and act upon a change in the name of the Company to reflect new directions which are being planned at the present time.

     4. To consider and act upon a proposal to ratify the appointment of Kabani & Company, Inc. as the Company's independent public accountant for the fiscal year ending December 31, 2001.

     5. To transact such other business as may be properly brought before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on April 30, 2001 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ John Demoleas
                                    -----------------
                                    John Demoleas
                                    President

Huntington Beach, California
April 23, 2001

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      HIGHLAND HOLDINGS INTERNATIONAL, INC.
              5075 Warner Avenue Suite B Huntington Beach, CA 92649

                   ------------------------------------------
                                 PROXY STATEMENT
                   ------------------------------------------

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Highland Holdings International, Inc. (the "Company"), a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the offices of Beckman & Milman 116 John Street New York, New York 10038 on Monday June 25, 2001 at 6p.m. Eastern Daylight Time and any adjournments thereof, (the "Meeting").

     Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the proposal to elect the three nominees for director named herein, and FOR the increase in the authorized shares of common stock from the present 20 million to 50 million as called for under Proposal Number 2; and FOR the change of name as called for under Proposal Number 3; and FOR the ratification of the appointment of Kabani & Company, Inc. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy of the holders of a majority of the outstanding shares of the Company's common stock, par value $0.001 per share ("Common Stock") is necessary to constitute a quorum at the Meeting.

     The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting is required for the approval of Proposal 1, the election of the directors; Proposal 2 the increase in the authorized shares; Proposal 3 the change of name; and Proposal 4 the ratification of the company's independent public accountants. With respect to the tabulation of votes on these matters, abstentions and broker non-votes have no effect on the vote.

     The close of business on April 30, 2001 has been fixed as the record date for the determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on April 30, 2001 the Company had 1,272,480 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

                                 SHARE OWNERSHIP

     The following table sets forth certain information as of April 20, 2001 concerning the ownership of Common Stock by each Stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, each current member of the Board of Directors, each Executive Officer named in the Executive Compensation section on page 6 hereof, and all current directors and executive officers as a group.


                                                                    Shares
                                                                 Beneficially
                                                                    Owned
                                                               -----------------
Name and Address                                               Number    Percent
----------------                                               ------    -------

John Demoleas                                                  611,619    48.0%
5075 Warner Avenue "B" Huntington Beach, CA  92649

George Nadas                                                    24,267     1.9%
800 Petrolia Road  Toronto, Canada M3J 3K4

All executive officers and directors as a group (2 persons)    634,886    49.9%


The number of shares of Common Stock issued and outstanding on April 20, 2001 was 1,272,480. The calculation of percentage ownership of each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding April 20, 2001 there were no options and/or warrants held by such person at April 20, 2001. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.


                                   MANAGEMENT

The By-laws provide for the company's business to be managed by or under the direction of the Board of Directors. Under the By-laws the number of directors is fixed from time to time by the Board of Directors. The Board of Directors is currently fixed at three (3) directorships. To date, Directors have served in office until the next annual meeting and until their successors have been elected and qualified. One director will not be standing for re-election. Proposal 1 calls for the nominees to be appointed to a one-year term.

     The names of the Company's current directors who are nominated for re-election and certain information about them are set forth below:

     Name                          Age               Position with the Company
     ----                          ---               -------------------------
     John Demoleas                 41                President, CEO and Director
     George Nadas                  47                Secretary and Director

     Ms. Annette Reichman has advised the Company that she will not stand for re-election and the Company has nominated

     Terence Herzog                58                Director

Mr. John Demoleas has served on the Company's Board of Directors since 1998 along with being President and CEO. He served as the Executive Director of St. Peter's Foundation which implements corporate development programs and manages investment and endowment funds from 1988 to 2000. He presently is Vice President of Development for the Children's Hospital of New Jersey at Newark Beth Israel Medical Center. He holds joint MPH-MBA degrees from Columbia University.

Mr. George Nadas has served on the Company's Board of Directors since 1997. Mr. Nadas is a founder and partner in Reiter and Nadas Chartered Accountants with a strong financial background including Controller of Vas CATH, Inc. He earned a Bachelors degree in mathematics with Honors from the University of Waterloo, Ontario, Canada.

Mr. Terence Herzog as 35 years of experience in the financial services industry. As officer and partner in a number of firms. He has served as President and CEO of several public and private corporations. Most recently he served as Senior Advisor to the Chairman of Planet Sweep Inc. in New York.

Committees.

     The Company does not at the present time have any committees.

Compensation of Directors.

     The Company's policy is to pay no compensation to members of the Board of Directors for attendance at Board Meetings.

     Directors are eligible to participate in the Company's 2001 Employee Director and consultant Stock Option Plan (the "Plan"). No options have been exercised by any officers or directors as of April 20, 2001.

Directors Meetings During the year 2000

     The Board of Directors held four meetings during the year 2000.


                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

     No executive officer or director received any compensation for the fiscal and calendar year ending December 31, 2000. No option or warrants were issued to any Executive officer or director.


                            EMPLOYEE STOCK BONUS PLAN

     Pursuant to Highland Holdings Stock Bonus Plan Agreement filed with the Securities and Exchange Commission on November 17, 2000 under Form S-8, two individuals were granted shares of the common stock of the Company for the purpose of arranging merger and acquisition candidates and for consulting services rendered and to be rendered to the Company. A total of 1,400,000 shares were granted (prior to the reverse split of shares on January 10, 2001) which by virtue of the reverse split reduced to 93,333 shares post split. These were evenly divided between Rose J. Johnsen and Bruce E. Thomsen neither of whom are officers or directors of the Company.

                                 AUDIT COMMITTEE

     The Company has not established an audit committee. The Board of Directors determined that it was in the best interests of the Company to make a change in the independent accountant and following meetings with several firms chose the firm of Kabani & Company, Inc. Kabani & Company, Inc. completed the audit of the fiscal year 2000 and provided an audited financial statement which is included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000. There were no disputes with the prior independent accountant who resigned by letter following the notice that a new firm was chosen to audit the Company's account.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers, and persons who own more than 10% of the Company's common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, Directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the company's knowledge based solely on review no such reports were furnished to the Company and no reports were required during the year 2000.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 31, 1992 the Company issued 8,333 common shares to Roger Fidler in consideration for $1,500 in cash and the contribution of $500 to organization costs.

     On March 13, 1995 the Company entered into an agreement to purchase the alluvial mineral rights in the Lagoa da Pedra Project from the Lagoa da Pedra Partnership for 34,202 shares of the Company common stock, pursuant to Regulation D- Rule 504.

     On May 5, 1997 the company issued pursuant to regulation D an aggregate of 187,143 shares of Common stock to various related parties to the Company in consideration for services valued at $13,100.

     On December 16, 1997 the Company issued, pursuant to regulation D, 4,286 shares of common stock to 6 advisory board members in exchange for services over a period of one year valued at $1,500.

     On January 4, 1998 the Company issued, pursuant to regulation D, 7,143 shares of common stock to John Demoleas, President in consideration of consulting fees valued at $5,000.

     On July 10, 1998 the Company sold, pursuant to regulation D 1,070,068 shares of common stock to John Demoleas for an aggregate consideration of $40,000 or $0.037 per share.

     On September 9, 1998 the company sold pursuant to Rule 504, 726,666 shares of common stock to John Demoleas for an aggregate consideration of $14,533 or $0.02 per share.

     As of September 1999 the Company sold, pursuant to regulation D, 7,300,000 shares of common stock to John Demoleas for an aggregate consideration of $104,000 or $0.014 per share.

     As of September 30, 1999 the Company sold, pursuant to regulation D, 300,000 shares of common stock to George Nadas for $10,000 or $0.03 per share.

     As of September 30, 1999 the Company issued 600,000 shares of restricted common stock to A-Z Professional Consultants Inc (a Utah corporation) in reliance on regulation D for the performance of financial consulting services valued at $30,000.

     During the year ended December 31, 2000 John Demoleas loaned the Company $50,000 which is carried as a loan payable.


                             BUSINESS OF THE COMPANY

     The Company is an exploration stage mining company operating through its Honduran subsidiary as fully detailed in its filing of an Annual Report on Form 10-KSB which is current. This is incorporated by reference.


                          PRICE OF THE COMPANY'S STOCK

     The Company's stock is publicly traded over the counter on the Electronic Bulletin Board of the NASD. The Annual Report filed with the SEC on Form 10-KSB provides a complete quarterly report for the past two years as to the bid and ask price of the stock. This is incorporated by reference.


                    MATTERS TO BE BROUGHT BEFORE THE MEETING

                                  PROPOSAL ONE

                               BOARD OF DIRECTORS

     At the annual meeting of shareholders three directors, constituting the entire Board of Directors of the Company (the "Board of Directors"), are to be elected. If Proposal One is adopted all three directors will be elected for a period of one year to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     Directors will be elected by a majority of the shares present and voting at the meeting. Unless contrary instructions are given, the proxies will be voted for the nominees listed below. It is expected that these nominees will serve, but if for any unforeseen cause any of them should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

     The nominees, their ages, the years in which they began serving as directors and their business experience are set forth above on pages 2and 3 of this proxy statement.

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JOHN DEMOLEAS, GEORGE NADAS AND TERENCE HERZOG AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  PROPOSAL TWO

               AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO
                  INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                                   AUTHORIZED

     The Company's Amended Certificate of Incorporation (the "Charter") provides that the Company is authorized to issue two classes of stock consisting of twenty million shares of Common Stock $0.001 par value per share and five million shares of Preferred Stock $0.001 par value per share. On April 16, 2001 the Board of Directors determined by resolution that it is in the best interests of the company and its stockholders to increase the number of authorized shares of Common Stock from twenty million to fifty million and authorized an amendment to Article Four of the Charter to effect the proposed increase. You are being asked to approve at the Annual Meeting the Amendment to Article Four of the Charter, set forth in Appendix C to this Proxy Statement.

     On April 20, 2001 there were 1,272,326 shares of the Company's Common Stock issued and outstanding. No shares are reserved for warrants or options as of the same date.

Purpose and Effect of the Amendment

     In the opinion of the Company's Board of Directors, the additional authorized shares of Common Stock will benefit the company by providing flexibility to the Board of Directors, without requiring further action or authorization by the stockholders (except as may be required by applicable law or stock exchange requirements) to issue additional shares of Common Stock from time to time to respond to business needs and opportunities as they arise, or for other proper corporate purposes. These needs, opportunities and purposes might include, for example obtaining capital funds through public and private offerings of shares of Common Stock or securities convertible into shares of Common Stock and using shares of Common Stock in connection with structuring possible acquisitions of businesses and assets. Additionally, the Board of Directors, in its discretion, could in the future declare stock splits or stock dividends or, subject to stockholder approval, increase, establish or extend stock option or stock award plans. The Company may evaluate potential acquisitions from time to time. No stock splits, dividends or other actions requiring the availability of the additional authorized shares of Common Stock are currently planned.

     Increasing the number of authorized share of Common Stock will not have any immediate effect on the rights of current stockholders. However, the Board of Directors will have the authority to issue authorized shares of Common Stock without requiring future stockholder approval of those issuances (except as may be required by applicable law or stock exchange requirements). If the Board of Directors determines that an issuance of shares of the Company's Common Stock is in the best interests of the Company and its Stockholders, the issuance of additional shares could have the effect of diluting the earning per share or the book value per share of the outstanding shares of Common Stock or the stock ownership or voting rights of a stockholder. The holders of the Company's Common Stock have no preemptive right to purchase any of the additional shares of Common Stock when issued.

Potential Anti-Takeover Effect

     The increase in the number of authorized shares of Common Stock and the subsequent issuance of all or a portion of those shares could have the effect of delaying or preventing a change f control of the Company without further action by the stockholders. Subject to applicable law and stock exchange requirements, the Company could issue shares of authorized and unissued Common Stock in one more transaction that would make a change of the control of the company more difficult and therefore less likely. Any issuance of additional shares could have the effect of diluting the earning s per share and book value per share of the outstanding shares of Common Stock or the stock ownership and voting rights of a person seeking to obtain control of the Company. The Company is not aware of any pending or proposed transaction involving a change of control of the Company. The Company has conducted preliminary discussions with several corporations regarding an acquisition however no definitive agreements have been entered into.

     Approval of the amendment to the Charter will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes will be equivalent to a vote against the amendment.

     Note that a vote "for" this proposal constitutes approval of the following amendment to Article Four of the Company's Certificate of Incorporation: increasing the number of authorized shares of the Company's Common Stock from twenty million to fifty million shares.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ABOVE-DESCRIBED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


                                 PROPOSAL THREE

                             CHANGE OF COMPANY NAME

     The Board of Directors recommends a change of the Company name to bring a new image to the Company in its discussions with possible merger and acquisition candidates which will not carry over the image of an offshore mining company in the exploration stage. While the Company intends to continue to explore the mining a cash flow operation which has an image of growth is needed to benefit the shareholders of the Company. The Board of Directors has agreed upon the name UNITED HQ CORP. and asks for comment and discussion at the Shareholders Meeting.

     Note that a vote "for" this proposal constitutes approval of the following amendment to Article One of the company's Certificate of Incorporation changing the name to United HQ Corp.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ABOVE-DESCRIBED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  PROPOSAL FOUR

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Kabani & Company, Inc., independent public accountants, to audit the financial statements of the Company for the year ending December 31, 2000 and have appointed him to audit the financial statements of the Company for the fiscal and calendar year ending December 31, 2001. The Board proposes that the stockholders ratify this appointment. The Board does not expect a representative of Kabani & Company to be present at the meeting, however conference line with speaker phone will be available for any questions if a stockholder so desires.

Audit Fees

     The Company paid Kabani & Company, Inc. a total of $12,500 for their audit of the Company's annual financial statements for the fiscal year 2000, and an additional $500 was paid to the previous firm of independent accountants, Thomas Monahan for the review of the Company's Quarterly Reports on Form 10-QSB filed during the last fiscal year.

Financial Information Systems Design and Implementation Fees

     Nothing to report.

All other Fees

     Nothing to report.

     In the event that ratification of the appointment of Kabani & Company, Inc. as the independent public accountants for the company is not obtained at the meeting, the Board of Directors will reconsider its appointment.

     The affirmative vote of a majority of the shares voted affirmatively or negatively at the meeting is required to ratify the appointment of the independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF KABANI & COMPANY, INC. AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


                                  OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                             STOCKHOLDERS PROPOSALS

     To be considered for inclusion in our proxy statement relating to the 2002 Annual Meeting of Stockholders, stockholder proposals must be received no later than January 15, 2002. To be considered for presentation at such meeting, although not including our proxy statement, proposals must comply with our By-laws and must be received no later than May 4, 2002 and no earlier than March 14, 2002. All stockholder proposals should be marked for the attention of President, Highland Holdings International, Inc. 5075 Warner Avenue - Suite "B" Huntington Beach, California 92649.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                          By order of the Board of Directors

                                          John Demoleas
                                          President

April 23, 2001

     The Company's Annual Report on Form 10-KSB (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about the Company and which includes audited financial statements of the Company for the fiscal and calendar year ended December 31, 2000, is available to beneficial owners of the Company's Common Stock without charge upon written request to Attn. Investor Relations, Highland Holdings, International, Inc. 5075 Warner Avenue Suite "B" Huntington Beach, CA 92649.

                                   PROXY FORM

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 25, 2001


     The undersigned hereby appoints John Demoleas and George Nadas or either of them as Proxies, with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Monday June 25, 2001 at 6p.m. Eastern Daylight Time at the offices of Beckman & Milman 116 John Street New York, New York 10038, or at any adjournment thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.


The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and a ratification of Proposal 4.


1.   Election of three directors.

                                                         WITHHOLD
                                            FOR          AUTHORITY
John Demoleas     [one year term]           [  ]           [  ]
George Nadas      [one year term]           [  ]           [  ]
Terence Herzog    [one year term]           [  ]           [  ]


2. Proposal to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock to 50,000,000.

                   [  ]  FOR     [  ]  AGAINST    [  ] ABSTAIN

3. Proposal to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company.

                   [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN

4. Proposal to ratify the appointment of Kabani & Company, Inc. the independent public accountants to the Company

                   [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                   [  ]  FOR     [  ]  AGAINST    [  ]  ABSTAIN

The shares represented by this Proxy will be voted on Proposals (1), (2), and
(3) in accordance with the specifications made and "FOR" such proposals if there is not a specification.

Date:______________________, 2001


----------------------------------
Signature of Shareholder


----------------------------------
Signature of Shareholder

Please date and sign exactly as your name(s) appears below indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian give full titles such; when shares have been issued in the name of two or more persons, all should sign.